SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant To Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 22, 2004
                                                           -------------

                                  E-Z-EM, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

         1-11479                                           11-1999504
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

1111 Marcus Avenue, Lake Success, New York, NY                11042
----------------------------------------------             ----------
   (Address of Principal Executive Offices)                (Zip Code)

                                 (516) 333-8230
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

            David P. Meyers, a director of the Registrant, has advised the Registrant that on May 18, 2004, he adopted a prearranged trading plan intended to comply with Rule 10b5-1 under the Securities Exchange Act of 1934. Mr. Meyers has further advised the Registrant that the plan provides for the sale of up to 48,000 shares over the six-month term of the plan, with a maximum of 24,000 shares to be sold in each three-month period.

                                   SIGNATURES:

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 22, 2004                    E-Z-EM, INC.
                                        (Registrant)


                                        By: /s/ Dennis J. Curtin
                                            ------------------------------------
                                            Dennis J. Curtin
                                            Senior Vice President -
                                               Chief Financial Officer


                                       2